Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT AND

FIRST AMENDMENT TO GUARANTY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AGREEMENT (this “First Amendment”), dated as of March 1, 2013 (the “First Amendment Effective Date”), is among ATLAS ENERGY, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2012 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the Aggregate Maximum Credit Amounts from $50,000,000 to $100,000,000, to be effective as of the First Amendment Effective Date.

C. The Borrower has requested that Royal Bank of Canada, SunTrust Bank and ABN AMRO Capital USA LLC (each, a “New Lender” and, collectively, the “New Lenders”) each become a Lender hereunder with a Maximum Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Indebtedness in respect of any Secured Swap Agreement if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Indebtedness in respect of any Secured Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Secured Swap Agreement.

“First Amendment” means that certain First Amendment to Credit Agreement and First Amendment to Guaranty Agreement dated as of March 1, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means March 1, 2013.

“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Loan Party (a) that has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) that otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.2 Amended Definitions. The definitions of “Change in Law”, “Commitment”, “Indebtedness”, “Loan Documents”, “Maximum Credit Amount” and “Swap Agreement” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Change in Law” means (a) the adoption of any Law after the date of this Agreement, (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of Law) of any Governmental Authority made or issued after the date of this Agreement; provided however, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or promulgated by the Bank for International Settlements, the Basel

Committee on Banking Supervision or the United States or foreign regulatory authorities, in each case, pursuant to Basel III), shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b); and “Commitments” means the aggregate amount of the Commitments of all the Lenders. The amount representing each Lender’s Commitment shall at any time be the lesser of (i) such Lender’s Maximum Credit Amount and (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base. As of the First Amendment Effective Date, the aggregate Commitments of the Lenders are $100,000,000.

“Indebtedness” means any and all amounts owing or to be owing by the Borrower or any other Loan Party: (a) to the Administrative Agent, the Issuing Bank, or any Lender under any Loan Document including, without limitation, all interest on any of the Loans (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Loan Party (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action); (b) to any Person under any Secured Swap Agreement; (c) to any Bank Products Provider in respect of Bank Products; and (d) all renewals, extensions and/or restatements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Indebtedness” owing by such Guarantor.

“Loan Documents” means this Agreement, the First Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum

Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b). As of the First Amendment Effective Date, the Aggregate Maximum Credit Amounts of the Lenders are $100,000,000.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act).

2.3 Amendment to Borrowing Base Effectiveness Provision. The last sentence of Section 2.07(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

The Borrower shall deliver notice of each recalculated or redetermined Borrowing Base to the Administrative Agent and the Lenders pursuant to Section 8.01(m); provided that any failure by the Borrower to deliver such notice shall not negate the effectiveness of such recalculated or redetermined Borrowing Base.

2.4 Amendment to Borrowing Conditions. Clause (i) of Section 6.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) At the time of and immediately after giving effect to such Borrowing or the issuance, renewal or extension of such Letter of Credit, as applicable, no Default or Commitment Deficiency shall have occurred and be continuing, and the Borrower shall have delivered to the Administrative Agent the most recent Borrowing Base certificate required pursuant to Section 8.01(m).

2.5 Amendment to Section 7.19 of the Credit Agreement. Section 7.19 of the Credit Agreement is hereby amended to add the following sentence to the end of such Section:

The Borrower is a Qualified ECP Guarantor.

2.6 Borrowing Base Certificate. A new clause (m) is hereby added to Section 8.01 of the Credit Agreement immediately following clause (l) thereof, which clause (m) shall read in full as follows:

(m) Borrowing Base Certificates. On March 31, June 30, September 30 and December 31 of each year (or, if any such date is not a Business Day, on the next Business Day thereafter), and on the date of any other Redetermination of the Borrowing Base pursuant to Section 2.07, the Borrower shall deliver a certificate substantially in the form of Exhibit I (or such other form acceptable to the Administrative Agent) which includes a calculation of such Borrowing Base as of the date of such certificate.

2.7 New Section 8.15 of the Credit Agreement. A new Section 8.15 is hereby added to the Credit Agreement immediately following Section 8.14 thereof, which Section 8.15 shall read in full as follows:

Section 8.15 Commodity Exchange Act Keepwell Provisions. The Borrower hereby guarantees the payment and performance of all Indebtedness of each Loan Party (other than Borrower) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Loan Party (other than the Borrower) in order for such Loan Party to honor its obligations (a) under Swap Agreements to which such Loan Party is a party and (b) under the Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that the Borrower shall only be liable under this Section 8.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.15, or otherwise under this Agreement or any Loan Document, as it relates to such other Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.15 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Persons to whom Indebtedness is owing, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.15 constitute, and this Section 8.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.8 Amendment to Section 9.04(e). Section 9.04(e) of the Credit Agreement is hereby amended by deleting the reference to “this clause (v)” contained in such Section and inserting in lieu thereof a reference to “this clause (e)”.

2.9 Non-Qualified ECP Guarantors Covenant. A new Section 9.21 is hereby added to the Credit Agreement immediately following Section 9.20 thereof, which Section 9.21 shall read in full as follows:

Section 9.21 Non-Qualified ECP Guarantors. The Borrower shall not permit any Loan Party that is not a Qualified ECP Guarantor to own, at any time, any material oil and gas properties, any APL Units or any ARP Units.

2.10 Amendment to Section 10.02(c). Section 10.02(c) is hereby amended to add the following language at the end of such Section immediately following the period at the end of such Section:

Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity

Exchange Act or any regulations promulgated thereunder shall not be applied to the Indebtedness that is comprised of Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above).

2.11 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.11.

2.12 Replacement of Exhibit B. Exhibit B to the Credit Agreement is hereby replaced in its entirety with Exhibit B attached hereto and Exhibit B attached hereto shall be deemed to be attached as Exhibit B to the Credit Agreement.

2.13 New Exhibit I. Exhibit I hereto shall be deemed to be attached as a new Exhibit I to the Credit Agreement.

2.14 Replacement of Schedule 7.15. Schedule 7.15 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.15 attached hereto and Schedule 7.15 attached hereto shall be deemed to be attached as Schedule 7.15 to the Credit Agreement.

Section 3. Amendment to Guaranty Agreement. Effective as of the First Amendment Effective Date, a new Section 4.15 is hereby added to the Guaranty Agreement immediately following Section 4.14 thereof, which Section 4.15 shall read in full as follows:

4.15. Each Guarantor that is a Qualified ECP Guarantor hereby guarantees the payment and performance of all Indebtedness of each other Loan Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Loan Party in order for such Loan Party to honor its obligations (a) under Swap Agreements to which such Loan Party is a party and (b) under this Guaranty including obligations with respect to Swap Agreements (provided, however, that each such Guarantor shall only be liable under this Section 4.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.15, or otherwise under this Guaranty or any Loan Document, as it relates to such other Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each such Guarantor under this Section 4.15 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Creditors, and all of the Lenders’ Commitments are terminated. The parties intend that this Section 4.15 constitute, and this Section 4.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this First Amendment from the Loan Parties, the Majority Lenders and from each Increasing Lender (as defined below).

4.2 The conditions set forth in Section 6.02 of the Credit Agreement shall be satisfied.

4.3 Contemporaneously with the effectiveness of the increase of the Aggregate Maximum Credit Amounts as provided for in Section 2 hereof, the Borrower shall pay to the Administrative Agent, for the benefit of each Increasing Lender, an upfront fee for each such Increasing Lender in an amount equal to 40 basis points (0.40%) of the amount of such Increasing Lender’s Increased Maximum Credit Amount (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lenders) whose Maximum Credit Amount after giving effect to Section 2.6 hereof exceeds such Lender’s Maximum Credit Amount, if any, that was in effect immediately prior to giving effect to this First Amendment, and “Increased Maximum Credit Amount” means the amount of such excess.

4.4 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors (or other applicable managing Person) with respect to the authorization of the Borrower or such Guarantor to execute and deliver this First Amendment and to enter into the transactions contemplated in those documents, and (ii) the articles or certificate of incorporation and bylaws (or other applicable governing documents) of the Borrower and such Guarantor, certified as being true and complete (or in the case of this clause (ii), a certification by such officer that there have been no amendments or other modifications to the versions of such documents attached to the applicable Secretary’s Certificates dated as of May 16, 2012 and delivered by such Loan Party to the Administrative Agent in connection with the execution and delivery of the Credit Agreement).

4.5 The Administrative Agent shall have received recent certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

4.6 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.7 The Administrative Agent shall have received an opinion in form and substance reasonably acceptable to the Administrative Agent of Ledgewood, as special counsel to the Loan Parties.

Section 5. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

6.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

		By:	/s/ Sean McGrath
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

GUARANTORS:

ATLAS ENERGY GP, LLC, a Delaware limited liability company

ATLAS LIGHTFOOT, LLC, a Delaware limited liability company

ATLAS RESOURCE PARTNERS GP, LLC, a Delaware limited liability company

ATLAS ENERGY HOLDINGS CORP., a Delaware corporation

ATLAS ENERGY COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY RESOURCE SERVICES, INC., a Delaware corporation

AED INVESTMENTS, INC., a Delaware corporation

ATLAS AMERICA MID-CONTINENT, INC., a Delaware corporation

	By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Catherine Cook
Catherine Cook, Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ David Yates
Name:	David Yates
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO GUARANTY AGREEMENT

ATLAS ENERGY, L.P.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount

Wells Fargo Bank, National Association	16.75000000%	$16,750,000.00

Deutsche Bank Trust Company Americas	16.75000000%	$16,750,000.00

Citibank, N.A.	16.75000000%	$16,750,000.00

Bank of America, N.A.	16.75000000%	$16,750,000.00

JPMorgan Chase Bank, N.A.	11.50000000%	$11,500,000.00

Royal Bank of Canada	11.50000000%	$11,500,000.00

SunTrust Bank	5.00000000%	$5,000,000.00

ABN AMRO Capital USA LLC	5.00000000%	$5,000,000.00

Total	100.00%	$100,000,000.00

EXHIBIT B

FORM OF BORROWING REQUEST

[                         ], 201[    ]

Atlas Energy, L.P., a Delaware limited partnership (the “Borrower”), pursuant to Section 2.03 of the Credit Agreement dated as of May 16, 2012 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”), among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders (the “Lenders”) from time to time party thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) The aggregate amount of the requested Borrowing is $[                    ];

(ii) The date1 of such Borrowing is [                    ], 201[    ];

(iii) The requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) [In the case of a Eurodollar Borrowing, the initial Interest Period2 applicable thereto is [one] [two] [three] [six] [nine] months];

(v) The amount of the Borrowing Base in effect on the date hereof is $[                    ] as a result of the most recent Redetermination of the Borrowing Base that occurred on [            ], 201[    ]. A calculation of such Borrowing Base is set forth in the certificate delivered by the Borrower to the Administrative Agent pursuant to Section 8.01(m) of the Credit Agreement on [            ], 201[    ];

(vi) The total Credit Exposures (without regard to the requested Borrowing) on the date hereof is $[                    ];

(vii) The pro forma total Credit Exposures (giving effect to the requested Borrowing) is $[                    ]; and

(viii) The location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[ ]
[ ]
[ ]
[ ]
[ ]

[1]	The date shall be a Business Day.
[2]	The initial Interest Period shall be a period contemplated by the definition of the term “Interest Period” in the Credit Agreement.

The undersigned certifies that he/she is the [                    ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

ATLAS ENERGY, L.P.

By:	Atlas Energy GP, LLC,
its general partner

By:
Name:
Title:

EXHIBIT I

FORM OF BORROWING BASE CERTIFICATE

Applicable Redetermination Date: [                    ], 201[    ]

Atlas Energy, L.P., a Delaware limited partnership (the “Borrower”), pursuant to Section 8.01(m) of the Credit Agreement dated as of May 16, 2012 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”), among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders (the “Lenders”) from time to time party thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby certifies to the Administrative Agent and the Lenders as follows:

1. This certificate is being delivered in connection with a Redetermination of the Borrowing Base pursuant to [select one:] [Section 2.07(b)] [Section 2.07(c)] [Section 2.07(d)] of the Credit Agreement.

2. As of the applicable Redetermination Date (after giving effect to the Redetermination on such date) with respect to which this certificate is being delivered, and continuing until the next Redetermination Date, the Borrowing Base is $[                            ], and the calculation of the Borrowing Base is set forth on Schedule 1 to this certificate.

The undersigned certifies that he/she is the [                    ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower.

ATLAS ENERGY, L.P.

By:	Atlas Energy GP, LLC,
its general partner

By:
Name:
Title:

SCHEDULE 1 TO BORROWING BASE CERTIFICATE

Number of Qualifying APL Units as of Redetermination Date:	A.

Redetermination APL Unit Price as of Redetermination Date:[1]	B. $

APL Borrowing Base Component [.20 multiplied by Line A multiplied by Line B]	C. $

Number of Qualifying ARP Units as of Redetermination Date:	D.

Redetermination ARP Unit Price as of Redetermination Date:[2]	E. $

ARP Borrowing Base Component [.20 multiplied by Line D multiplied by Line E]	F. $

Borrowing Base [Line C plus Line F]	G. $

[1]	The Redetermination APL Unit Price is the APL Unit Price as of the Business Day immediately preceding the applicable Redetermination Date.
[2]	The Redetermination ARP Unit Price is the ARP Unit Price as of the Business Day immediately preceding the applicable Redetermination Date.

SCHEDULE 7.15

SUBSIDIARY INTERESTS

Subsidiary	Jurisdiction of Formation	100% Owner (except as set forth below)	Type of Equity Interest	Number of Issued Shares
Atlas Energy Company, LLC	DE	Borrower	LLC Membership	N/A
Atlas Energy Resource Services, Inc.	DE	Atlas Energy Company, LLC	Common Stock	1,000
AED Investments, Inc.	DE	Atlas Energy Company, LLC	Common Stock	1,000
Atlas America Mid-Continent, Inc.	DE	Atlas Energy Company, LLC	Common Stock	1,000
Atlas Lightfoot, LLC	DE	Borrower	LLC Membership	N/A
Atlas Energy Holdings Corp.	DE	Borrower	Common Stock	1,000
Atlas Energy GP, LLC	DE	Borrower	LLC Membership	N/A
Atlas Pipeline Partners GP, LLC	DE	Borrower	LLC Membership	N/A
Atlas Pipeline Partners, L.P. 1 2	DE	Atlas Pipeline Partners GP, LLC[3]	General Partner Interest	N/A
			Units of Limited Partnership Interest	64,556,010
		Borrower[4]	Units of Limited Partnership Interest	64,556,010
Atlas Resource Partners GP, LLC	DE	Borrower	LLC Membership	N/A
Atlas Resource Partners, L.P. 1 2	DE	Atlas Resource Partners GP, LLC[5]	General Partner Interest	N/A
		Borrower[6]	Units of Limited Partnership Interest	43,973,118 common 3,836,554 Class B preferred

[1]	Unrestricted subsidiary.
[2]	Publicly-traded limited partnership.
[3]	Atlas Pipeline Partners GP, LLC owns 100% of the general partner interests of this entity and 1,641,026 common units representing limited partner interests.
[4]	The Borrower owns 4,113,227 common units representing limited partner interests.
[5]	Atlas Resource Partners GP, LLC owns 100% of the general partner interests of this entity.
[6]	The Borrower owns 20,962,485 common units representing limited partner interests.